UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: November 15, 2016
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MVB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)
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WV	000-50567	20-0034461
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)
301 Virginia Avenue, Fairmont, WV 26554-2777
(Address of Principal Executive Offices) (Zip Code)
304-363-4800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On November 15, 2016, the Board of Directors of MVB Financial declared a cash dividend of $0.02 per share to shareholders of record December 01, 2016, payable December 15, 2016. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press release announcing cash dividend.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MVB Financial Corp
By	/s/ Larry F. Mazza
Larry F. Mazza President & Chief Executive Officer
Date:  November 16, 2016

EXHIBIT INDEX

Exhibit Number	Description	Exhibit Location

99.1	Press release issued by MVB Financial Corp. on November 16, 2016	Filed herewith